Exhibit 99.1

Exhibit 99.1

January 26, 2005

1

2005 Smith Barney Citigroup Financial Services Conference

“Positioning for Better Performance”

Kevin T. Kabat Executive Vice President

Neal E. Arnold Executive Vice President

I. Affiliate Operating Model II. Markets III. Deposit Performance IV. Loan Performance

Affiliate Banking

Affiliate Bank Operating Model

FITB Affiliates State Deposits % of 5/3 Assets Bkg Ctrs President Years @ 5/3

Cincinnati OH $12.4 20% $25.2 107 G. Schaefer, Jr. 34

Chicago IL 8.8 14% 9.9 129 T. Zink 1

Western Michigan MI 6.8 11% 9.8 135 M. VanDyke 4

Florida* FL 5.0 8% 6.8 93 K. Hale 1

Detroit MI 3.6 6% 6.6 79 P. Fehring 25

Columbus OH 3.6 6% 5.4 61 R. Eversole 20

Cleveland OH 3.4 5% 5.6 81 T. Clossin 4

Dayton OH 3.3 5% 4.8 63 D. Sadlier 15

Toledo OH 3.0 5% 4.9 47 B. Lee 4

Indianapolis IN 2.9 5% 5.5 80 M. Spagnoletti 4

Southern Indiana IN 2.2 3% 4.0 51 J. Daniel 5

Ohio Valley OH 2.2 3% 1.5 26 R. Webb 4

Louisville KY 1.5 2% 2.7 45 P. McHugh 19

Northern Michigan MI 1.3 2% 2.1 23 J. Pelizzari 4

Northern Kentucky KY 1.3 2% 1.7 33 T. Rawe 19

Nashville TN 0.9 1% 1.9 14 D. Hogan 1

Lexington KY 0.9 1% 1.8 21 S. Barnes 11

$ in billions

* Includes January 2005 acquisition of First National Bankshares of Florida

Customer & Community Relationships

A Balanced Business Model for Success

Strong Commitment to Affiliate Model

Best Employees

Metropolitan Market Focus

Distribution, Convenience & Price Are Competitive Advantages in Metro Markets

Fifth Third MSA Markets

MSA Population Rank Deposits Share %

Chicago, IL 9.4 5 $ 7,139 3.2

Detroit, MI 4.5 7 2,817 3.7

Tampa, FL 2.6 10 786 3.5

Cleveland-Lorain, OH 2.1 6 2,585 4.2

Cincinnati, OH-KY-IN 2.1 1 11,932 27.8

Orlando, FL 1.9 7 700 2.5

Columbus, OH 1.7 3 3,191 12.2

Indianapolis, IN 1.6 4 1,822 7.7

Nashville, TN 1.4 7 819 3.5

Louisville, KY-IN 1.2 5 1,311 6.8

Naples/Sarasota, FL 0.9 4 2,088 9.3

Grand Rapids 0.8 1 3,569 32.6

Muskegon-Holland

Dayton, OH 0.8 1 2,494 26.6

Toledo, OH 0.7 1 1,762 21.4

Source: SNL Branch Migration Database as of June 30, 2004 and U.S. Census Bureau including completed acquisitions

Improving Deposit Performance

2004 average transaction deposit growth of 7% compared to 13% in the prior year

50,000 45,000 40,000

Millions 35,000 $

30,000 25,000

2001 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04

26,363

41,851 41,397

71% 42,287

15%*

43,861 Average Transaction Deposits

12%*

45,126

* Annualized growth rate

1999 2000 2001 2002 2003 2004

Demonstrated Long-Term Track Record

35,000

30,000

$ Millions 25,000

20,000

15,000

10,000

1999 2000 2001

2002 2003 2004

Avg Demand & NOW

5-year CAGR

Interest Checking 18%

Demand Deposits 15%

Loans & Leases 8%

Earning Assets 9%

90,000

80,000

70,000

$ Millions 60,000

50,000

40,000

30,000

Avg Loans & Leases Avg Earning Assets

2000 2001 2002 2003 2004

Affiliate Loan Performance

40% 35% 30% 25% 20% 15% 10% 5% 0%

2004 Average Total Loan & Lease Growth

Florida Nashville Lexington OH Valley Chicago Cleveland Indianapolis Detroit Columbus

Nine affiliates grew loans by more than 10% in 2004

9% growth in average loans & leases in 2004

55,000

$ Millions 45,000 35,000

25,000

Average Loans & Leases 57,042 52,414

42,690 44,888 45,539

I. Retail Deposit Strategy II. Initiatives III. Small Business IV. The Opportunity

Retail Banking

“Positioned for Better Performance in 2005…”

1%

2005 Retail Deposit Strategy

Competitive Rates = Growth & Retention

Distribution of Consumer Deposit Balances

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

% of customers

RATE-DRIVEN $35,000+ in deposits

MIDDLE MARKET $1,000—$34,999 in deposits

LOW BALANCE

< $1,000 in deposits

% of balances

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

*Primary Driver of Deposit Balances

*Primary Driver of Account Growth & Cross-Sales *Primary Driver of Fee Income

10%

50%

40%

73%

26%

Right price Right product

Driving Deposit Growth

Consumer deposits—Targeting 10% plus growth in 2005 Small business deposits—Targeting 50% growth in 2005

Initiatives

Quarterly deposit campaigns De-novo banking center expansion Increased retention and service focus Segmentation focus

2004 growth rate of 10% vs. 2005 plan of 20% Leverage technology to automate underwriting and processing

Substantial Small Business Growth Opportunity

Commercial Loan Performance

6,000 5,000 4,000 3,000 2,000 1,000

Fla Lex

0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 5/3 M arket Penetration

9% = M edian

B ubble Size R epresents M arket B usinesses 1M M—5M M

West M I

Cincinnati

Southern IN

N. M I

N. KY

Nashville

OH Val

Columbus Toledo

Chicago

Detroit

Cleveland

Lex

Dayton

Small Business Loans

Align marketing, underwriting and servicing strategy among all affiliates Focus on hiring RM’s and increasing SBA revenue

Increasing market share to 15% in all MSA’s would represent growth in the deposit base of 75%

Substantial Small Business Growth Opportunity

Small Business Checking Performance

13 of 17 affiliates have less than 15% small business deposit market share

11 of 17 markets have less than 15% small business lending market share

16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 -

0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 5/3 M arket Penetration

B ubble Size R epresents M arket B usinesses 100K—5M M

Chicago

12% = M edian

Detroit

Indy Cleveland

Fla

OH Val

Loui

Lex

Columbus Dayton

Toledo

S. IN

Nashville

N. M I

N. KY

Cincinnati

West M I

I. De-Novo Banking Center Additions II. Performance Contribution

De-Novo Banking Center Expansion

Midwest De-novo Expansion Strategy

Investing In a Retail Franchise

New Banking Centers

35 30 25 20 15 10 5 0

Chicago Detroit W. Mich Cleveland Indianapolis Cincinnati Florida Columbus Tennessee Ohio Valley Lexington Louisville N. KY

Toledo S. Indiana Dayton N. Mich

32

16

11 10 9 9

6 6

6 4 4 4 4

4 3 3 2

133 new banking centers opened from Jan 2002 through Dec 2004 in 17 markets Represents 12% of current total 2004 2003 2002

76 29 28

2004 new bankingcenters are averaging: $1.2 million in monthly deposit growth $306,000 in monthly loan growth

Total Same Mix New Mix Banking Ctrs Store Sales % Store Sales % Net Income Growth $53,675,000 $50,652,000 94% $ 3,022,000 6%

Loan Growth $1,820,266,000 $1,548,000,000 85% $272,040,000 15%

Deposit Growth $814,136,000 $158,601,000 19% $655,535,000 81%

De-Novo Banking Center Expansion

Driving Deposit, Service Fee and Loan growth with De-Novo Expansion in 2005…

90 New Banking Centers Planned in 2005 Enhanced Profitability from 2004 Investment

Banking Centers < 2 yrs old responsible for 81% of deposit growth and 15% of loan growth in 2004

0% 5% 10% 15% 20%

The Deposit Opportunity

Fifth Third has only an 8% market share in the core six-state footprint Fifth Third has a 7% market share on a combined basis in MSA’s greater than 1 million in population

FITB State Market Share

Ohio Michigan Kentucky Indiana Illinois Florida 6 State Total

11%

9%

7%

6%

3%

2%

8%

Business Lines

2004 Revenues

Processing Solutions 11%

Investment Advisors 10%

Commercial 28%

Retail 51%

Processing revenues exclude gain-on-sale

Commercial Banking

“Hitting on All Cylinders…”

I. Revenue & Net Income Performance II. Deposit Performance III. Service Revenues IV. Loan Performance V. Credit Performance

1232

1474

1632

648

563

425

1,000

1,100

1,200

1,300

1,400

1,500

1,600

1,700

2002 2003 2004

$            Millions

400

450

500

550

600

650

700

$            Millions

Revenue Net Income

11% revenue growth & 15% net income growth

in 2004

Sales force additions still gaining momentum

Superior loan growth through recent cycle

will continue to drive results

Commercial Banking Performance

3

2000 2001 2002 2003 2004

Commercial Deposit Focused

60% 50% 40% 30% 20% 10% 0%

2004 Average Commercial Demand Deposit Growth

Florida Cleveland Cincinnati Chicago Columbus Nashville Indianapolis S IN

Detroit Lexington Dayton

11 affiliates grew commercial demand deposits by 20% or more

9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 $ Millions

21

Commercial demand deposits increased by 29% in 2004 5-year CAGR = 19%

Average Commercial Demand Deposits

6,955

8,944

5,323

4,351

3,993

Commercial Service Revenues

2004

Inst. Sales & Pub Fin 10%

International 24%

Loan & Lease 9%

Corporate Fin 6%

Deposit Revenue 38%

Other 13%

Deposit-based revenues now make up 38% of service revenues compared to 33% in 2002 Total commercial service revenues have increased by 25% since 2002

Selected Growth Rates

Commercial deposit revenues 18% Foreign exchange 26% Letters of credit 25%

Period end commercial loans & leases up 14% over last year 5-year CAGR = 10%

Superior Commercial Loan Growth

2004 Average Commercial Loan & Lease Growth

30% 25% 20% 15% 10% 5% 0%

Florida Lexington OH Valley Indianapolis Chicago Nashville Louisville Detroit N. Mich.

Toledo

30,000 25,000 20,000 15,000 $ Millions

10 affiliates grew commercial loans by more than 10% in 2004 6 affiliates grew by more than 20% in 2004

Period End Commercial

Loans and Leases

31,468

27,668

24,699

22,584

22,351

19,767

1999 2000 2001 2002 2003 2004

People Make the Difference…

In a period of declining commercial and industrial loan demand:

Fifth Third increased C&I balances by 49% since Dec 2001 Over 250 commercial sales people hired during this time frame, an increase in excess of 30%

580 560 540 520

‘s in Billions 500

$ 480

Industry 460

440 420 400

Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04

17 16 15 14

13 ‘s in Billions

12 $

11 FITB

10 9 8

Source: Federal Reserve data for “Large Domestically Chartered Banks”

C&I Loan Growth

Industry Fifth Third

Superior Credit Culture

Favorable Industry Comparison with Few Large Credits

NPAs / Loans & OREO

1.4

1.2

1 Percent 0.8

0.6 0.57

0.4

0.2

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Fifth Third

Top 25 Bank Average

1.17

1.25 1.29 1.25

1.22

1.15

1.07

0.94

0.75

0.63

0.64

0.62

0.53

0.56

0.59

0.65

0.62

0.62

0.61

0.57

0.50

0.48

0.51

Q4-04 Commercial NPL’s

# Of Credits Total $

> $10MM 0 $0 $5MM to $10MM 3 $22.5 $1MM to $5MM 28 $42.4 $200M to $1MM 160 $67.9

< $200M 838 $42.8 $175.6

I. Business Mix II. Revenue History III. 2005 Initiatives

Fifth Third Processing Solutions

“A Growth Story…”

Total FTPS Revenue Mix

FTPS Revenue 2002 2003 2004 Financial Institution $206 $216 $250 Merchant Services 261 306 305* Card Services 76 87 102 TOTAL $543 $609 $657

Card Services

16%

46%

38%

Merchant Services

Financial Institution

* Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

* Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

FTPS Revenue History

Compound Annual Growth Rate 5-year = 26%

750 650 550

450

$ Millions 350

250 150 50

204

272

372

543

609

657*

1999 2000 2001 2002 2003 2004

Fin. Inst. & Card

Merchant

2005 Initiatives

Cross-sell Merchant Card Processing into existing Commercial & Small Business Customers

2 X revenue and 4 X net income opportunity

33% increase in middle market sales representatives in 2005 80% increase in Retail Telesales representatives in 2005 Improve per sales rep production from 2.3 to 7.0 deals per month

Cross-sell new credit cards to existing Retail customers

Pre-approval and point of sale strategy New product platform in 2005

Goal: 1 million 5/3 card accounts on file by year end 2005

Card Fees equaling consumer service charges in each Affiliate in five years

I. Business Mix & Accomplishments II. Revenue and Net Income Performance III. 2005 Initiatives

Investment Advisors

“Refocused, Realigned and Positioned for Growth”

Fifth Third Investment Advisors

2004 Revenues

Asset Mgmt 4%

Retail Brokerage 16%

Institutional 16%

Private Client 64%

2004 Accomplishments

15% revenue growth compared to 4% expense growth 10 affiliates with greater than 50% net income growth

Turning the Corner…

Investment Advisors Performance

600 500 400 300 200

Revenue

Net Income

150

125

100 Millions $

75

50 $ Millions

434

477

547

119

80

75

2002 2003 2004

15% revenue growth & 49% net income growth in 2004

Sales force and product set largely in place Incentives aligned with performance Enhanced profitability

5,185 existing commercial clients without a 401K plan relationship

2005 Initiatives

Expand sales of investment management nationally through Fifth Third Asset Management (FTAM)

Taft-Hartley, Corporate and Public pension client focus $40 billion investment assets by 2008

Penetrate commercial and small business client base with 401K Retirement Plans

Continued Expansion of Private Client and Retail Brokerage

Sales force additions in private banking and brokerage in newer markets New Affiliate Markets – Tennessee and Florida Expanded and enhanced product offerings (wealth planning, insurance and equity derivatives)

This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third’s and/or the acquired entity’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third.

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